                                                                    EXHIBIT 10.2

                                                                  Execution Copy

                               CONSENT AGREEMENT
                               -----------------

     THIS CONSENT AGREEMENT is made and entered into effective as of September 26, 2001 by and between TUESDAY MORNING PARTNERS, LTD., a Texas limited partnership ("Borrower"), TUESDAY MORNING CORPORATION, a Delaware corporation ("Parent"), and COMPASS BANK, a state banking association formerly known as Compass Bank - Dallas ("Lender").

                                   RECITALS:
                                   ---------

     A. Parent, Borrower and Lender entered into a Loan Agreement on June 3, 1999 (the "Loan Agreement"), pursuant to which Lender made a loan in the amount of $6,500,00 to Borrower (the "Loan").

     B. The Loan is evidenced by a Promissory Note in the original principal amount of $6,500,000 dated June 3, 1999 executed by Borrower payable to the order of Lender (the "Note").

     C.   The Note is secured, inter alia, by (i) a Deed of Trust and Security
                               ----- ----
Agreement of even date therewith from Borrower to Eugene F. Weimer, Trustee (the "Deed of Trust"), covering certain real property in Dallas County, Texas more particularly described therein. The Deed of Trust has been recorded in the Real Property Records of Dallas County, Texas.

     D. Parent, Merrill Lynch & Co., Merrill Lynch Pierce Fenner & Smith Incorporated ("Merrill"), Fleet National Bank ("Fleet"), the Guarantors party thereto and certain lenders (collectively "New Lenders") executed a Credit Agreement dated as of December 29, 1997, and amended and restated as of July 7, 2000 (the "Credit Agreement"), pursuant to which New Lenders have agreed to make certain loans in the aggregate amount of $260,000,000 to Parent.

     E. Parent, Merrill, Fleet, the Guarantors party thereto and the New Lenders have executed or are about to execute an Amendment No. 1 to the Credit Agreement dated on or about September 25, 2001 (the "Amendment"), pursuant to which the parties are amending the Credit Agreement (i) to allow Parent to repurchase, redeem or otherwise acquire from time to time its outstanding Senior Subordinated Notes, (ii) to allow Parent to purchase and renovate an approximately 23.984 acre tract of real property and the improvements thereon located at 14303 Inwood Road, in the City of Farmers Branch, Texas (the "Property"), for a total cost not to exceed $22,000,000 and (iii) to amend certain financial covenants of the Credit Agreement as described therein.

     F. The financial covenants set forth in Section 15 of the Loan Agreement incorporate by reference certain of the financial covenants set forth in Section
9.11 of the Credit Agreement.

     G. Borrower and Parent have requested that Lender consent to the foregoing transactions and the related amendments to the Credit Agreement, including the amendments to Sections 9.11(a), 9.11(b) and 9.11(c) of the Credit Agreement set forth in the Amendment; and, upon the terms and conditions set forth herein, Lender has granted such request.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Parent and Borrower hereby agree as follows:

     1. Defined Terms. All terms used in this Agreement with their initial letters capitalized which are not otherwise defined herein but are defined in the Loan Agreement shall have the meanings ascribed to such terms in the Loan Agreement. All terms used in this Agreement with their initial letters capitalized and not otherwise defined herein or in the Loan Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Consent. Lender hereby (a) consents to (i) Parent's execution and delivery of the Amendment, (ii) Parent's repurchase, redemption and acquisition from time to time of its Senior Subordinated Notes in the manner permitted under the Credit Agreement, as modified by the Amendment, (iii) Parent's purchase and renovation of the Property in the manner permitted under the Credit Agreement, as modified by the Amendment, and (iv) the modification of the financial covenants set forth in Sections 9.11(a), 9.11(b) and 9.11(c) of the Credit Agreement, as effected by the Amendment, which modified covenants shall hereafter apply to Section 15 of the Loan Agreement, and (b) agrees that neither the repurchase of Parent's Senior Subordinated Notes nor the purchase of the Property shall constitute an Event of Default so long as Parent is at all times in compliance with the provisions of Section 15 of the Loan Agreement, as amended by the Amendment.

     3. Further Assurances. Subsequent to the date hereof, Parent and Borrower shall execute and deliver to Lender such documents as Lender may reasonably request to confirm, evidence or accomplish the modifications intended hereby.

     4. Costs. Borrower agrees to pay all costs incurred by the execution and consummation of this Agreement, including, without limitation, all attorneys' fees, and other out-of-pocket expenses.

     5. Loan Documents Effective. All terms and conditions of the Loan Documents, except as modified, renewed and extended herein, shall remain in full force and effect and the parties hereto hereby ratify and affirm all such terms and conditions. Notwithstanding anything to the contrary contained in the Loan Documents, the language and provisions set out herein shall control in the event of any conflict. Except as otherwise specifically provided in this Agreement, nothing herein shall constitute release or waiver of (a) any obligations or indebtedness of Borrower or Parent under any of the Loan Documents, or (b) any Event of Default under the Loan Documents, or any of Lender's rights or remedies with respect thereto, that may exist.

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

     6. ENTIRE AGREEMENT. THIS AGREEMENT TOGETHER WITH THE LOAN DOCUMENTS HERETOFORE EXECUTED (AS SAME ARE AMENDED BY THIS AGREEMENT) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     7. Binding Effect. This Agreement shall bind the parties hereto and their respective successors and assigns.

     8. Counterpart Execution. This Agreement may be executed in multiple counterparts, all of which, taken together, shall constitute one and the same instrument.

                                        LENDER:

                                        COMPASS BANK


                                        By:      /R. Bruce Frey/
                                           ------------------------------
                                        Name:    R. Bruce Frey
                                             ----------------------------
                                        Its:     Vice President
                                            -----------------------------


                                        BORROWER:

                                        TUESDAY MORNING PARTNERS, LTD.

                                        By:  Days of the Week, Inc.,
                                             a Delaware corporation, its
                                             general partner


                                        By:    /Duane A. Huesers/
                                           ------------------------------
                                        Name:  Duane A. Huesers
                                             ----------------------------
                                        Title: Vice President
                                              ---------------------------


                                        PARENT:

                                        TUESDAY MORNING CORPORATION


                                        By:    /Mark E. Jarvis/
                                           ------------------------------
                                        Name:  Mark E. Jarvis
                                             ----------------------------
                                        Its:   Executive Vice President
                                            -----------------------------

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